UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2015 (April 1, 2015)
GREENHILL & CO., INC.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 001-32147

Delaware	51-0500737
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

300 Park Avenue, 23rd floor
New York, New York 10022	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
This Current Report on Form 8-K/A dated June 5, 2015 amends the Current Report on Form 8-K filed by Greenhill & Co., Inc. on April 7, 2015 concerning the acquisition of Cogent Partners, LP (“Cogent”) by Greenhill & Co., Inc. (“Greenhill”), referred to as the “Acquisition”, by adding this Item 9.01 and Exhibits 99.1, 99.2 and 99.3 hereto. This Form 8-K/A includes the required historical financial information of Cogent and the required pro forma financial statements of the combined entity, each as required by Item 9.01 of Form 8-K. Cogent's historical financial results should not be viewed as indicative of the contribution to our results that will be made in the future by the former managing directors and other employees of Cogent. Cogent's business, like Greenhill’s, is based on fees earned on transactions that are singular in nature and on engagements that are not likely to recur. As a result, high activity levels in any period are not necessarily indicative of continued high levels of activity in the next-succeeding or any other future period.

(a)	Financial statements of business acquired.

Cogent Partners, LP

Attached as Exhibit 99.1 hereto are the audited consolidated financial statements of Cogent Partners, LP as of and for the year ended December 31, 2014 and accompanying notes thereto

Attached as Exhibit 99.2 hereto are the unaudited consolidated financial statements of Cogent Partners, LP as of and for the three months ended March 31, 2015 and accompanying notes thereto

(b)	Pro forma financial information.

Attached as Exhibit 99.3 hereto are the unaudited pro forma condensed combined balance sheet of Greenhill as of March 31, 2015 and the unaudited pro forma condensed combined statements of income of Greenhill for the year ended December 31, 2014 and for the three months ended March 31, 2015 including explanatory footnotes to the unaudited pro forma condensed combined financial information of Greenhill

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Greenhill’s financial position or results of operations actually would have been had the transaction been completed at and as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of Greenhill.

(d)	Exhibits. The following exhibits are being furnished as part of this report.

Exhibit
Number	Description
23.1	Consent of Hein & Associates LLP

99.1	The audited financial statements of Cogent Partners, LP as of and for the year ended December 31, 2014 and accompanying notes thereto

99.2	The unaudited financial statements of Cogent Partners, LP as of and for the three months ended March 31, 2015 and accompanying notes thereto

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 and Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2014 and for the three months ended March 31, 2015 and notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.
Date:	June 5, 2015	By:	/s/ CHRISTOPHER T. GRUBB
			Name:	Christopher T. Grubb
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Hein & Associates LLP

99.1	The audited consolidated financial statements of Cogent Partners, LP as of and for the year ended December 31, 2014

99.2	The unaudited consolidated financial statements of Cogent Partners, LP as of and for the three months ended March 31, 2015

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015 and Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2014 and for the three months ended March 31, 2015